UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2022

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 26, 2022, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended March 31, 2022. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2022	2021	2021

Core non-interest expense:
Total non-interest expense	$51,629	$47,991	$37,987
Less: acquisition-related expenses	1,373	903	1,911
Less: pension settlement charges	—	—	—
Less: severance expenses	—	16	49
Less: COVID-19-related expenses	94	565	292
Less: Peoples Bank Foundation, Inc. contribution	—	—	500
Less: contract negotiation benefits	—	(603)	—
Core non-interest expense	$50,162	$47,110	$35,235

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2022	2021	2021

Efficiency ratio:
Total non-interest expense	51,629	$47,991	37,987
Less: amortization of other intangible assets	1,708	1,508	620
Adjusted non-interest expense	$49,921	$46,483	$37,367

Total non-interest income	$20,050	$19,815	$16,903
Less: net gain on investment securities	130	—	—
Add: net loss on investment securities	—	(158)	(336)
Less: net gain on asset disposals and other transactions	—	952	—
Add: net loss on asset disposals and other transactions	(127)	—	(27)
Total non-interest income, excluding net gains and losses	$20,047	$19,021	$17,266

Net interest income	$54,310	$54,737	$35,578
Add: fully tax-equivalent adjustment (a)	391	383	257
Net interest income on a fully tax-equivalent basis	$54,701	$55,120	$35,835

Adjusted revenue	$74,748	$74,141	$53,101

Efficiency ratio	66.79%	62.70%	70.37%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$50,162	$47,110	$35,235
Less: amortization of other intangible assets	1,708	1,508	620
Adjusted core non-interest expense	$48,454	$45,602	$34,615

Adjusted revenue	$74,748	$74,141	$53,101

Efficiency ratio adjusted for non-core items	64.82%	61.51%	65.19%
`
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Tangible equity:
Total stockholders' equity	$808,340	$845,025	$831,882	$585,505	$578,893
Less: goodwill and other intangible assets	341,865	291,009	295,415	221,576	184,007
Tangible equity	$466,475	$554,016	$536,467	$363,929	$394,886

Tangible assets:
Total assets	$7,239,261	$7,063,521	$7,059,752	$5,067,634	$5,143,052
Less: goodwill and other intangible assets	341,865	291,009	295,415	221,576	184,007
Tangible assets	$6,897,396	$6,772,512	$6,764,337	$4,846,058	$4,959,045

Tangible book value per common share:
Tangible equity	$466,475	$554,016	$536,467	$363,929	$394,886
Common shares outstanding	28,453,175	28,297,771	28,265,791	19,660,877	19,629,633

Tangible book value per common share	$16.39	$19.58	$18.98	$18.51	$20.12

Tangible equity to tangible assets ratio:
Tangible equity	$466,475	$554,016	$536,467	$363,929	$394,886
Tangible assets	$6,897,396	$6,772,512	$6,764,337	$4,846,058	$4,959,045

Tangible equity to tangible assets	6.76%	8.18%	7.93%	7.51%	7.96%

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands, except per share data)	2022	2021	2021

Pre-provision net revenue:
Income before income taxes	$29,538	$33,163	$19,243
Add: loss on OREO	1	—	—
Add: loss on investment securities	—	158	336
Add: loss on other assets	22	31	27
Add: net loss on other transactions	104	—	—
Less: recovery of credit losses	6,807	6,602	4,749
Less: gain on OREO	—	80	—
Less: gain on investment securities	130	—	—
Less: gain on other transactions	—	903	—
Less: gain on other assets	—	—	—
Pre-provision net revenue	$22,728	$25,767	$14,857
Total average assets	$7,067,816	$7,098,875	$4,912,076

Pre-provision net revenue to total average assets (annualized)	1.30%	1.44%	1.23%

Weighted-average common shares outstanding – diluted	28,129,125	28,114,980	19,436,311
Pre-provision net revenue per common share – diluted	$0.81	$0.91	$0.76

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2022	2021	2021

Annualized net income adjusted for non-core items:
Net income	$23,577	$27,747	$15,463
Add: net loss on investment securities	—	158	336
Less: tax effect of loss on investment securities (a)	—	33	71
Less: net gain on investment securities	130	—	—
Add: tax effect of net gain on investment securities (a)	27	—	—
Add: net loss on asset disposals and other transactions	127	—	27
Less: tax effect of net loss on asset disposals and other transactions (a)	27	—	6
Less: net gain on asset disposals and other transactions (a)	—	953	—
Add: tax effect of net gain on asset disposals and other transactions (a)	—	200	—
Add: acquisition-related expenses	1,373	903	1,911
Less: tax effect of acquisition-related expenses (a)	288	190	401
Add: severance expenses	—	16	49
Less: tax effect of severance expenses (a)	—	3	10
Add: COVID-19-related expenses	94	565	292
Less: tax effect of COVID-19-related expenses (a)	20	119	61
Add: Peoples Bank Foundation, Inc. contribution	—	—	500
Less: tax effect of Peoples Bank Foundation, Inc. contribution	—	—	105
Less: contract negotiation benefits	—	603	—
Add: tax effect of contract negotiation benefits	—	127	$—
Net income adjusted for non-core items (after tax)	$24,733	$27,815	$17,924

Days in the period	90	92	90
Days in the year	365	365	365
Annualized net income	$95,618	$110,083	$62,711
Annualized net income adjusted for non-core items (after tax)	$100,306	$110,353	$72,692
Return on average assets:
Annualized net income	$95,618	$110,083	$62,711
Total average assets	$7,067,816	$7,098,875	$4,912,076
Return on average assets	1.35%	1.55%	1.28%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$100,306	$110,353	$72,692
Total average assets	$7,067,816	$7,098,875	$4,912,076
Return on average assets adjusted for non-core items	1.42%	1.55%	1.48%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2022	2021	2021

Annualized net income excluding amortization of other intangible assets:
Net income	$23,577	$27,747	$15,463
Add: amortization of other intangible assets	1,708	1,508	620
Less: tax effect of amortization of other intangible assets (a)	359	317	130
Net income excluding amortization of other intangible assets (after tax)	$24,926	$28,938	$15,953

Days in the period	90	92	90
Days in the year	365	365	365
Annualized net income	$95,618	$110,083	$62,711
Annualized net income excluding amortization of other intangible assets (after tax)	$101,089	$114,808	$64,698

Average tangible equity:
Total average stockholders' equity	$834,752	$836,797	$577,588
Less: average goodwill and other intangible assets	304,124	298,276	184,253
Average tangible equity	$530,628	$538,521	$393,335

Return on average stockholders' equity ratio:
Annualized net income	$95,618	$110,083	$62,711
Average stockholders' equity	$834,752	$836,797	$577,588

Return on average stockholders' equity	11.45%	13.16%	10.86%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$101,089	$114,808	$64,698
Average tangible equity	$530,628	$538,521	$393,335

Return on average tangible equity	19.05%	21.32%	16.45%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 26, 2022 to discuss results of operations for the quarter ended March 31, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 29, 2022	By:/s/
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer